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                                                                       EXHIBIT 6

                             JOINT FILING AGREEMENT
                                       AND
                                POWER OF ATTORNEY

               Pursuant to Rule 13d-1(k)(1)(iii) promulgated under the Securities Exchange Act of 1934, as amended, each of the undersigned agrees that the Amendment No. 2 to Statement on Schedule 13D with respect to the securities of World Commerce Online, Inc. to which this exhibit is attached is filed on behalf of each of them in the capacities set forth below.

Date:  June 7, 2001                Interprise Technology Partners, L.P.
                                   By: Miller Technology Management, L.P.,
                                       its General Partner
                                       By: MTM I, LLC, its General Partner

                                          /S/  J.C. CAMPUZANO
                                   ------------------------------------
                                   David R. Parker, Managing Member
                                   By: Juan Carlos Campuzano
                                       Attorney-in-fact


Date:  June 7, 2001                Miller Technology Management, L.P.
                                   By: MTM I, LLC, its General Partner

                                          /S/  J.C. CAMPUZANO
                                   ------------------------------------
                                   David R. Parker, Managing Member
                                   By: Juan Carlos Campuzano
                                       Attorney-in-fact

Date:  June 7, 2001                MTM I, LLC

                                          /S/  J.C. CAMPUZANO
                                   ------------------------------------
                                   David R. Parker, Managing Member
                                   By: Juan Carlos Campuzano
                                       Attorney-in-fact

                                          /S/  J.C. CAMPUZANO
                                   ------------------------------------
Date:  June 7, 2001                Edmund R. Miller
                                   By: Juan Carlos Campuzano
                                       Attorney-in-fact

                                          /S/  J.C. CAMPUZANO
                                   ------------------------------------
Date:  June 7, 2001                David R. Parker
                                   By: Juan Carlos Campuzano
                                       Attorney-in-fact